                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 31, 1999
                                                         ----------------



                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)



             Delaware                 0-26866                  95-4343413
  ----------------------------       -----------              -------------
  (State or other jurisdiction       (Commission              (IRS Employer
          of incorporation)          File Number)           Identification No)



               22026 20th Avenue, S.E., Bothell, Washington 98021
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (425) 487-9500


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                   Page 1 of 5
                             Exhibit Index on Page 5

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ITEMS 1 THROUGH 4, 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM 5    OTHER EVENTS.

          On January 31, 1999, SONUS Pharmaceuticals, Inc. (the "Company") and Abbott Laboratories and its affiliate, Abbott International, Ltd. (collectively "Abbott") entered into amendments to the marketing and distribution agreements that were originally entered into on May 14, 1996 and October 1, 1996 (the "Amendments").

          Concurrently with the execution and delivery of the Amendments, the Company and Abbott entered into a Securities Purchase Agreement, pursuant to which the Company and Abbott have agreed, among other things, that the Company will issue shares of its common stock to Abbott in the event the Company requests early payment of certain milestone payments according to the Amendments.

          Reference is made to the press release issued to the public by the registrant on February 1, 1999, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Financial Statements

                  Not Applicable

          (b)     Pro Forma Financial Information

                  Not Applicable

          (c)     Exhibits

                      EXHIBIT NO.       DESCRIPTION
                      -----------       -----------
                      10.33             First Amendment to Agreement by and Between Abbott
                                        Laboratories and SONUS Pharmaceuticals, Inc. dated January
                                        31, 1999.*

                      10.34             First Amendment to International License Agreement by and
                                        Between Abbott International, Ltd. and SONUS
                                        Pharmaceuticals, Inc. dated January 31, 1999.*

                                  Page 2 of 5
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
                      10.35             Securities Purchase Agreement between Abbott Laboratories
                                        and SONUS Pharmaceuticals, Inc. dated January 31, 1999.*

                      99.1              Press Release dated February 1, 1999.


---------------------

*Confidential portions have been omitted and filed separately with the Commission.





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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SONUS PHARMACEUTICALS, INC.



Date: February 3, 1999                      By: /s/ Gregory Sessler
                                                ------------------------------
                                                Gregory Sessler
                                                Chief Financial Officer





                                   Page 4 of 5
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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       -----------
10.33             First Amendment to Agreement by and Between Abbott
                  Laboratories and SONUS Pharmaceuticals, Inc. dated January 31,
                  1999.*

10.34             First Amendment to International License Agreement by and
                  Between Abbott International, Ltd. and SONUS Pharmaceuticals,
                  Inc. dated January 31, 1999.*

10.35             Securities Purchase Agreement between Abbott Laboratories and
                  SONUS Pharmaceuticals, Inc. dated January 31, 1999.*

99.1              Press Release dated February 1, 1999.




---------------------

*Confidential portions have been omitted and filed separately with the Commission.




                                   Page 5 of 5